
CHARLIE'S
HOLDINGS INC
OTC PINK: CHUC
We have a steadfast commitment to providing every adult smoker with safer alternatives to cigarettes.
The FDA's Center for Tobacco Products has informed the Company that Charlie's PMTA has received a valid Submission Tracking Number, passed the FDA's filing review phase, **and recently entered "Substantive Review."**

Disclaimer, Safe Harbor Statement and Risk Factors

This document is based on Charlie's Holdings Inc. (the "Company") information and other sources of data that the Company believes are reliable. Nothing in this document is, or may be relied upon as, a promise or representation by the Company as to the past or the future.

This document contains statements that the Company believes to be "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company's overall business, existing and anticipated markets and expectations regarding future sales and expenses. Words such as "expect," "anticipate," "should," "believe," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company's control. The Company's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: the Company's ability to manufacture and produce product for its customers; the risks and uncertainties around the Company's PMTA which seeks FDA authorization to (continue to) sell the Company's e-liquid tobacco products in the United States; the Company's ability to successfully increase sales and enter new markets, with or without the FDA's approval of the Company's PMTA; the Company's ability to formulate new products; the acceptance of existing and future products; the complexity, expense and time associated with compliance with government rules and regulations affecting nicotine and products containing cannabidiol; litigation risks from the use of the Company's products; risks of government regulations; the impact of competitive products; and the Company's ability to maintain and enhance its brand(s), as well as other risk factors included in the Company's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and other SEC filings. This summary of "risk factors" is NOT complete and does not contain all of the information that should be considered before investing in our common stock.

The forward-looking statements that are made as of the date of this document were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this document as a result of new information, future events or changes in its expectations.

Charlie's is an industry leader in both the premium, e-cigarette space and the hemp-derived CBD wellness space. Since its inception in 2014, the Company has demonstrated 32% year-over-year compounded revenue growth supported by strong growth prospects in its CBD business.

The Company conducts its business through two wholly-owned subsidiary companies:

CHARLIE'S Chalk Dust

Charlie's Chalk Dust, LLC produces premium-quality, nicotine and nicotine-free, vapor products that are currently distributed in more than 90 countries around the world.

Don Polly

Don Polly, LLC creates brands and products in the hemp-derived marketplace, aimed to meet the needs of the ever-evolving wellness consumer.

For additional information, please visit: CharliesHoldings.com and the Company's branded online websites: CharliesChalkDust.com and EnjoyPachamama.com


BANGIN
BOOGIE


PACHAMAMA



Our branding is ultimately our promise to our customers and our commitment to brilliant execution.

Award-winning and designed for mass consumer appeal and long-term competitive advantage.

Intentionally eye-catching and protected via trademark for strong and long-lasting brand equity.

Strategically tied to highly monetizable health and wellness outcomes that consumers are seeking.



BRAND AWARDS

Charlie's Chalk Dust - Best Branding, Expovapes Madrid
Charlie's Chalk Dust - Best Brand, Zamplebox
Charlie's Chalk Dust - Best Booth, Vape Jam UK
Pachamama CBD - Best Packaging, CBD Expo Mountain

PRODUCT AWARDS

Seven 1st place flavor awards
Five "Best in Show" awards








CHARLIE'S
Chalk Dust
CA X OH




PACHAMAMA

CHARLIE'S CHALK DUST

Maintain successful partnerships with key distributors and retailers utilizing customer-specific marketing campaigns

Trade shows and customer events support marketing efforts

DON POLLY

Multi-channel consumer touch points drive brand equity growth

Key distribution and retail marketing partnerships – digitally and brick and mortar

Applying an array of traditional, guerilla, and digital outreach techniques

PACHAMAMA DISPOSABLES
Q1 LAUNCH

Charlie's first "hardware" product launch; brand new category and market segment for CHUC.

Appeals to both dual users and new vapers.

Easy to use while on the go.


PACHA MAMA
WARNING: This product contains nicotine. Nicotine is an addictive chemical.

OUR PRODUCTS ARE SOLD:

3,000+ specialty retailers throughout the U.S. and in many countries around the globe

300+ distributors sell our products to retail locations in the U.S., and in more than 80 countries worldwide

Integrated sales and distribution strategy employing "master distributors" (particularly internationally), who purchase large quantities and resell to sub-distributors or retailers

Many of our partners offer our products online through e-commerce platforms (i.e., Vapor Beast [NYSE: TPB], Element Vape, etc.)

- Charlie's Chalk Dust does not currently distribute products directly to consumers or operate an e-commerce platform
- Don Polly sells CBD products to distributors, retailers and through our website: enjoypachamama.com

Our products are premium priced in the market due to product differentiation and positioning, brand value, and extremely high quality standards

KEY CUSTOMER RELATIONSHIPS

AVAIL · Vaporized · MVS MyVaporStore · demandvape · EightCig Distribution · 8vape · Flawless CBD Distribution · Element Vape · Vapor Beast · Direct Vapor

CBD

Thrive Market · earthbar · Mother's Market & Kitchen · Trek CBD · heinen's · ClubCorp · Palko Services Nationwide Distributor · Rainbow Blossom Natural Food Markets & Wellness Center

Under the 2009 Family Smoking Prevention and Tobacco Control Act, the FDA must approve Premarket Tobacco Applications ("PMTA") for "newly deemed tobacco products" – including e-liquid derived from tobacco – in order for these products to remain on the market in the United States. Charlie's is one of a select group of companies that submitted its PMTA in advance of the September 9, 2020 FDA deadline.

The FDA's Center for Tobacco Products has informed the Company that Charlie's PMTA has received a valid Submission Tracking Number ("STN"), passed the FDA's filing review phase, and recently entered "Substantive Review."

These milestones represent a considerable competitive advantage because most industry competitors do not have the resources necessary to submit robust PMTA applications required for regulatory approval. **Accordingly, within ten months' time, Charlie's may be one of a small number of companies still legally allowed to operate in the flavored nicotine product space and Charlie's will necessarily experience a considerable increase in sales, profits, and market share.**

1	PRE-SUBMISSION	Pre-submission meeting which includes a voluntary formal meeting between the FDA and the applicant.	√
2	ACCEPTANCE	Acceptance Review: FDA reviews that the product falls under the Center for Tobacco Products jurisdiction and the requirements of an application are met.	√
3	FILING	Filing Review: a preliminary scientific review that ensures the application contains all of the items.	√
4	SUBSTANTIVE REVIEW	Substantive Review: FDA evaluation of the scientific information and data in the application.	
5	ACTION	Action: if the PMTA is deemed acceptable, at this stage, the FDA will issue a marketing order.	
6	POST MARKET REPORTING	Post Market Reporting: require the applications to establish and keep records for the FDA to maintain the marketing order.	

CHARLIE'S IS ONE OF A SELECT FEW E-LIQUID COMPANIES AT THIS STAGE OF THE PROCESS.